#506663188_v1 AIRCRAFT PURCHASE AND SALE AGREEMENT THIS AIRCRAFT PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into effective as of August 9, 2024 (the “Effective Date”) by and among VOLATO, INC., a Georgia corporation (the “Seller”), and TVPX Aircraft Solutions, Inc., not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2282 Business Trust (together with its assigns, the “Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in Appendix A of this Agreement. WHEREAS, Seller is the owner of the Aircraft (as such term is defined below); and WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Aircraft, in accordance with the terms and conditions of this Agreement; and WHEREAS, simultaneously with the purchase and sale of the Aircraft as contemplated herein, Buyer shall lease the Aircraft back to Seller pursuant to the terms of that certain Aircraft Lease Agreement (S/N 2282) dated effective of even date herewith between Seller, as lessee, and Buyer, as lessor (the “Lease Agreement”). NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows: 1. Sale and Purchase of Aircraft. Subject to the terms and conditions of this Agreement, Seller agrees to sell and transfer to Buyer, and Buyer agrees to purchase from Seller, all legal, equitable and beneficial right, title and interest in and to (i) that certain IAI LTD. Model GULFSTREAM G280 (described on the International Registry Manufacturer’s List as GULFSTREAM Model IAI Ltd. Gulfstream 280 (G280)) airframe bearing manufacturer’s serial number 2282 and current U.S. registration marking N282GA (to be changed to N280CX) (the “Airframe”), those certain Honeywell Model AS907-2-1G (described on the International Registry Manufacturer’s List as HONEYWELL Model AS907 Series) engines bearing manufacturer’s serial numbers P130689 and P130690, respectively (collectively, the “Engines”), that certain Honeywell Model GTCP36-150W auxiliary power unit bearing manufacturer’s serial number P-392 (the “APU”), and all avionics, appliances, parts, instruments, appurtenances, accessories, furnishings, and equipment (including loose equipment, spare parts and other miscellaneous items related to the Aircraft) belonging to, installed in or attached or appurtenant to the same (whether installed or uninstalled), all as further described in Schedule I hereto, and (ii) all flight, system, operation, component and maintenance manuals, logbooks, including, but not limited to, airframe, engine and auxiliary power unit logbooks, inspection records, wiring diagrams, drawings, plans, checklists, minimum equipment lists, data, tags, technical records, including, but not limited to, traceability records, task cards and information back-to-birth of any and all parts, and all other documentation, certificates, exemptions and licenses pertaining to the Aircraft (the “Aircraft Records”) (the Airframe, the Engines, the APU and, where the context requires, the Aircraft Records are collectively referred to in this Agreement as the “Aircraft”), in

- 2 - #506663188_v1 each case free and clear of any and all Encumbrances (as such term is defined below) for the Purchase Price and in the Delivery Condition. 2. Purchase Price. The purchase price for the Aircraft is Twenty Million and No/100 United States Dollars (US$20,000,000.00) (the “Purchase Price”), payable by Buyer to Seller in immediately available funds on the Closing Date pursuant to the provisions of this Agreement. 3. Delivery Location; Conditions Precedent to Closing. (a) Seller shall deliver the Aircraft to Buyer at Charleston, South Carolina or such other location mutually acceptable to Seller and Buyer (“Delivery Location”). (b) The obligations of the Buyer under this Agreement shall be subject to the following conditions precedent: (i) All of Seller’s warranties, covenants and representations made herein shall be true, accurate, correct and complete on the Closing Date and when made on the date of the execution of this Agreement. (ii) Seller shall have delivered to Gilchrist Aviation Law (the “Escrow Agent”) the executed but undated Warranty Bill of Sale and the FAA Bill of Sale in a form acceptable for filing and recording with the FAA and registration with the International Registry conveying free, good, clear and unencumbered title to the Aircraft to the Buyer. (iii) Seller shall have received the fully executed Lease Agreement and all of the other Lease Documents (as such term is defined in the Lease Agreement), and all conditions precedent set forth in Schedule 3 of the Lease Agreement shall have been complied with to Buyer’s satisfaction. (iv) Escrow Agent shall have received a fully executed but undated Lease Agreement counterpart no. 2. (c) The obligations of the Seller under this Agreement shall be subject to the following conditions precedent: (i) All of the Buyer’s warranties, covenants and representations made herein shall be true, accurate, correct and complete on the Closing Date and when made on the date of the execution of this Agreement. (ii) Buyer shall have delivered the Purchase Price to the Escrow Agent in accordance with the terms of this Agreement. (iii) Escrow Agent shall have received a fully executed but undated Lease Agreement counterpart no. 2.

- 3 - #506663188_v1 4. Closing Procedures. Closing (the “Closing”) shall occur on the “Delivery Date” as such term is defined in the Lease Agreement (the “Closing Date”). (a) Prior to the Closing Date, and subject to the terms and conditions of this Agreement: (i) Seller shall deliver to the Escrow Agent the following documents no later than one (1) Business Day prior to the Closing Date: (A) an executed and undated FAA Form 8050-2 Bill of Sale for the Aircraft (“FAA Bill of Sale”); (B) an executed and undated Warranty Bill of Sale for the Aircraft substantially in the form of Appendix B hereto (the “Warranty Bill of Sale”); (C) original counterpart no. 2 to the Lease Agreement duly executed by Seller; and (D) documents sufficient to discharge any Encumbrances affecting the Aircraft and/or the Engines. (ii) Buyer shall deliver to the Escrow Agent: (A) the Purchase Price; (B) a duly executed (but undated) FAA registration application (Form 8050-1); and (C) original counterpart no. 2 to the Lease Agreement duly executed by Buyer. (b) On the Closing Date, and subject to the terms and conditions of this Agreement: (i) Escrow Agent shall confirm that: (A) Escrow Agent holds the documents identified in Section 4(a)(i) and in Section 4(a)(ii) above; (B) Escrow Agent is ready to perform all closing actions as described in Section 4(b)(iv) below; and (C) Escrow Agent has received the Purchase Price from Buyer. (ii) Seller shall provide Buyer with evidence: (A) of the discharge of all Encumbrances against the Aircraft and the payment of all charges, including the charges of all maintenance facilities, hangar keepers and air navigation service providers the non-payment of which might give rise to an Encumbrance on the Aircraft at or following Closing, incurred by the operation of the Aircraft up to the time of Closing and whether incurred by Seller or any previous owner or operator of the Aircraft, or (B) that the same will be discharged at Closing;

- 4 - #506663188_v1 (iii) Seller and Buyer shall confirm that: (A) the representations and warranties set forth in this Agreement are true and correct in all material respects as of the Closing Date; (B) the Aircraft is at the Delivery Location, has not suffered any damage and is not the subject of a total loss; and (C) Seller and Buyer are ready to perform all closing actions as described in Section 4(b)(iv) below. (iv) Upon confirmation of all of the items set forth in Sections 4(b)(i), 4(b)(ii) and 4(b)(iii) above, then the following Closing procedure shall irrevocably commence: (A) Seller shall authorize the Escrow Agent to date and file the FAA Bill of Sale with the FAA and to date and deliver to Buyer the Warranty Bill of Sale; (B) Seller shall (A) procure the release and discharge of all international interests, prospective international interests, contracts of sale or non-consensual rights or interests registered against the Airframe or the Engines at the International Registry, and (B) consent to the registration of the FAA Bill of Sale as a contract of sale in respect of the Airframe and the Engines; (C) Buyer shall authorize the Escrow Agent to date and deliver to Seller the Delivery Receipt in the form attached hereto as Exhibit C; (D) Escrow Agent shall release the Purchase Price, minus all of the escrow fees and the other amounts as set forth in the closing statement related to the Lease Agreement and agreed to between Buyer and Seller, to Seller; (E) Buyer and Seller shall authorize the Escrow Agent to date counterpart no. 2 to the Lease Agreement (which date shall constitute the Effective Date as defined thereunder) and to record the same with the FAA and register the international interest created thereby with the International Registry; and (F) Seller shall deliver physical possession and control of the Aircraft to Buyer or its representatives at the Delivery Location (which possession will be tendered back to Seller in accordance with the terms of the Lease Agreement). Each of the events described in this Section 4(b)(iv) shall take place sequentially but shall be contingent upon the occurrence of all other events therein, and all such events shall be deemed to occur and to have occurred simultaneously. Subject to the preceding paragraph, title to the Aircraft shall pass to Buyer upon the filing of the FAA Bill of Sale with the FAA Aircraft Registry in Oklahoma City, Oklahoma, and risk of loss shall pass to Buyer upon taking physical possession of the Aircraft at the Delivery Location (except as otherwise provided in the Lease Agreement). Once the Closing procedure described in this Section 4(b)(iv) has commenced, it shall be irrevocable and none of the Seller,

- 5 - #506663188_v1 Buyer or Escrow Agent may demand or comply with any demand that the procedure be stopped or abandoned prior to completion of all such actions, all of which will together (and only together) constitute the Closing under this Agreement. 5. Representations and Warranties of Buyer. Buyer represents and warrants as follows which representations and warranties shall be effective as of the date hereof and shall be repeated by Buyer at Closing by reference to the facts and circumstances then existing: (a) (i) Buyer is a company duly formed under the laws of the State of Utah; (ii) Buyer has all necessary power and authority to enter into this Agreement and any documents delivered in connection with this Agreement (collectively, the “Transaction Documents”) to which Buyer is a party and perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement by Buyer does not conflict with, or result in a violation of, any provisions of Buyer’s organizational documents; and (iv) this Agreement has been duly authorized, executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms (except as limited by insolvency and similar laws and by general principles of equity). (b) No Conflict. The execution, delivery and performance of the Transaction Documents will not violate any law, rule, regulation, judgment or order applicable to Buyer and will not result in the breach or termination of any provisions of, or constitute a default under, any agreement or instrument to which Buyer is bound or by which any of its properties may be bound or affected. 6. Representations and Warranties of Seller. Seller hereby represents and warrants as follows, which representations and warranties shall be effective as of the date hereof and shall be deemed remade by Seller at Closing by reference to the facts and circumstances then existing: (a) (i) Seller is a corporation duly organized and validly existing under the laws of the State of Georgia, (ii) Seller has all necessary corporate power and authority to enter into the Transaction Documents and to perform its obligations hereunder, (iii) the execution, delivery and performance of the Transaction Documents by Seller to which it is a party do not conflict with, or result in a violation of, any provisions of the Seller’s constitutional documents, and (iv) the Transaction Documents to which Seller is a party have been duly authorized, executed and delivered by Seller constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms (except as limited by insolvency and similar laws and by general principles of equity). (b) No Conflict. The execution, delivery and performance of the Transaction Documents will not violate any law, rule, regulation, judgment or order applicable to Seller or the Aircraft and will not result in the breach or termination of any provisions of, or constitute a default under, any agreement or instrument to which Seller is bound or by which any of its properties may be bound or affected. (c) Title to Aircraft. On the Closing Date, Seller will be the sole registered and beneficial owner of the Aircraft, will have good marketable title to the Aircraft, and Seller’s

- 6 - #506663188_v1 execution and delivery of the FAA Bill of Sale and the Seller’s execution and delivery of the Warranty Bill of Sale to the Buyer, together with (i) the filing of the FAA Bill of Sale with the U.S. Federal Aviation Administration, and the registration of the FAA Bill of Sale with the International Registry, and (ii) delivery of the Aircraft to Buyer, will be sufficient to transfer, convey and assign to Buyer all legal, equitable and beneficial rights, and clear and marketable title and interest in and to the Aircraft, free and clear of any and all Encumbrances whatsoever. (d) Taxes. There are no outstanding or delinquent taxes (including, without limitation, VAT, sales and use tax), fees, duties, assessments, government charges, or the like attributable to Aircraft as of the Closing. (e) Damage History. The Aircraft is free of damage history. 7. Taxes. Subject to the terms of the Lease Agreement, Seller shall be responsible for paying any and all (i) sales, use, value added, gross receipts, stamp, excise, transfer or similar taxes, applicable to or imposed on the sale of the Aircraft from Seller to Buyer, (ii) taxes on, or measured by, the income or gains of Seller in connection with the sale of the Aircraft and (iii) any property taxes, fuel taxes, sales or use taxes, value added, gross receipts, stamp, excise, transfer or similar taxes that may be assessed against the Aircraft either prior or subsequent to the Closing Date (“Seller Taxes”). In the event that Seller fails to pay any Seller Taxes and such Seller Taxes are levied upon, assessed against, collected from, or otherwise imposed upon Buyer, Seller shall indemnify and hold Buyer harmless from and against all such Seller Taxes, together with any interest, penalties or other additions thereto, and any legal or other expenses incurred by Buyer to defend or protect against Seller Taxes. Seller Taxes shall exclude (i) taxes imposed by the United States of America or any state or political subdivision thereof or any foreign taxing jurisdiction which are on or measured by the net income, gains or receipts of Buyer, or based on property owned by Buyer; and (ii) taxes imposed on Buyer by a jurisdiction for activities of Buyer in such jurisdiction unrelated to the transaction contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 7 shall expressly survive the Closing. In the event of a conflict between the terms of this Section 7 and the tax provisions set forth in the Lease Agreement, the provisions of the Lease Agreement shall control in all respects. 8. Damage to Aircraft. If after the execution of this Agreement and prior to the delivery of the Aircraft, the Aircraft is damaged or the subject of a total loss, Buyer shall have the option of terminating this Agreement with no further obligation to the Seller, whereupon the parties shall be relieved of any further liability or responsibility hereunder. 9. Cape Town Convention. Seller agrees to register (or cause the registration of) the FAA Bill of Sale with the International Registry as a contract of sale. Each of the Buyer and Seller agrees to appoint the Escrow Agent as their Professional User Entity for registration with the International Registry of the contract of sale contemplated hereby. For the purpose of making all registrations of international interests, contracts of sale and prospective international interests and the giving of the relevant debtor’s consent thereto as required by Buyer, Seller represents that at Closing it shall be an approved Transacting User Entity (as defined in the Cape Town Convention). Seller’s appointment as a Transacting User Entity was a valid and enforceable act as to the Seller, the appointment of its Administrator was a valid and enforceable

- 7 - #506663188_v1 act and the Administrator and/or the appointed Professional User Entity has the authority to bind the Seller and make registrations on the International Registry. 10. Assignment. No party may assign this Agreement without the prior written consent of the other party except that Buyer shall have the right to assign the Transaction Documents without the consent of (but with notice to) Seller to (i) an entity affiliated with Buyer, and (ii) any party providing financing in connection with this Agreement. 11. Broker’s Commissions. Each of Seller and Buyer hereby agrees to indemnify and hold harmless the other, its shareholders, directors, officers, agents, employees and affiliates, from and against any and all claims or suits for any broker’s or finder’s fee or other commission by any person, firm or corporation claiming through the other person and arising out of this Agreement or the sale and delivery of the Aircraft. 12. Applicable Law; Venue. This Agreement shall be construed and performance shall be interpreted in accordance with the law of the State of New York without reference to any conflict of laws rules (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law). Venue for any dispute arising out of or in any way related to this Agreement shall lie in the state or federal courts situated in the Borough of Manhattan, New York, New York and each of Buyer and Seller hereby agrees to submit (and does hereby submit) to the jurisdiction of the federal or state courts located in the Borough of Manhattan, New York, New York in respect of any such suit or proceeding. 13. Notices. Any notice required or permitted to be given pursuant to this Agreement shall be sent as certified mail, postage prepaid, overnight courier service or by email transmission, as follows: (a) if addressed to Seller: Volato, Inc. 1954 Airport Road, Suite 124 Chamblee, Georgia 30341 Email: legal@flyvolato.com Att: Legal Department (b) if addressed to Buyer: TVPX Aircraft Solutions, Inc. 39 East Eagle Ridge Drive, Suite 201 North Salt Lake, Utah 84054 Email: brett@tvpx.com Att: Brett King With a copy to: JSSI Aviation Capital 3340 Peachtree Road NE, Suite 560

- 8 - #506663188_v1 Atlanta, Georgia 30326 Email: cmiller@jetsupport.com Att: Christopher Miller (c) if addressed to Escrow Agent: Gilchrist Aviation Law 1200 NW 63rd Street, Suite 4000 Oklahoma City, Oklahoma 73116 Attention: Chad Gilson Email: cgilson@gilchristaviation.com 14. Expenses. Except as expressly set forth herein, each of the parties hereto shall pay its own costs and expenses, including the fees and disbursements of legal counsel, in connection with the sale and purchase of the Aircraft. 15. Confidentiality. The terms and conditions of this Agreement are confidential and Seller and Buyer agree not to divulge the terms or conditions thereof to any third parties except (i) to the advisors, attorneys, accountants or brokers representing the parties hereto, (ii) the Escrow Agent, (iii) the manufacturer of the Aircraft, (iv) to any financing company that Buyer may consider engaging to provide financing in connection with this Agreement, (v) to the FAA, (vi) if required by securities laws or regulations or rules or regulations of any exchange, in each case applicable to any party, or their respective affiliates or parents, (vii) if it is reasonably believed by any party to be compelled by any court decree, subpoena or other legal or administrative order or process or as otherwise required by law, or (viii) if required to enforce any of the parties rights hereunder. 16. Further Assurances. Each party shall, at the request and cost of the other, do and perform such further acts and execute and deliver, such further documents which are necessary or desirable to effect and perfect the transfer of all right, title and interest in and to the Aircraft, all Manufacturers’ and supplier’s assignable warranties applicable thereto to Buyer and to give full effect to the intent and purpose of this Agreement. 17. Entire Agreement. This Agreement and the attachments hereto represent the entire agreement between the parties and supersede any and all agreements, understandings, communications, representations or negotiations, either oral or written, with respect to the subject matter hereof. 18. Counterparts. This Agreement may be executed in one or more counterparts in original or via facsimile or electronic transmission in .PDF format, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. 19. Escrow Agent. Seller and Buyer hereby appoint the Escrow Agent as escrow agent under this Agreement and, by executing this Agreement the Escrow Agent accepts such appointment and agrees to act in accordance with the terms hereof as applicable to it. Seller shall be solely responsible for the payment of any and all costs of the Escrow Agent arising out of this Agreement.

- 9 - #506663188_v1 20. Non-Waiver. Any failure at any time of either party to enforce any provision of this Agreement shall not constitute a waiver of such provision or prejudice the right of such party to enforce such provision at any subsequent time. 21. Severability of Provisions. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provisions in any other jurisdiction. 22. Time of the Essence. Unless specifically stated to the contrary herein, time shall be of the essence for all events contemplated hereunder. 23. Attorneys’ Fees. In the event that a dispute arises out of or in any way related to this Agreement, then the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs from the non-prevailing party, including attorneys’ fees and costs incurred in any appellate proceedings. {Signature Page to Follow}

- 11 - #506663188_v1 Schedule I DESCRIPTION OF AIRCRAFT Aircraft Type: IAI LTD. Model GULFSTREAM G280 (described on the International Registry Manufacturer’s List as GULFSTREAM Model IAI Ltd. Gulfstream 280 (G280)) airframe Serial No: 2282 Registration: N282GA (to be changed to N280CX) Engines: Honeywell Model AS907-2-1G (described on the International Registry Manufacturer’s List as HONEYWELL Model AS907 Series) engines Serial Nos: P130689 and P130690 APU: Honeywell Model GTCP36-150W auxiliary power unit Serial No: P-392 Aircraft Documents (either hard copy or microfiche): (1 copy each) - Logbook - Pilots Operating Handbook - Aircraft Flight Manual - Maintenance Manual - Parts Catalog

- 12 - #506663188_v1 APPENDIX A Definitions Used in Aircraft Purchase and Sale Agreement Administrator: As defined in the Cape Town Convention Agreement: This Aircraft Purchase and Sale Agreement Aircraft Records: As defined in the Section 1 of the Agreement Aircraft: As defined in the Section 1 of the Agreement Airframe: As defined in the Section 1 of the Agreement Applicable Law: any laws ordinances, judgments, decrees, injunctions, writs and orders of any court, arbitrator or government entity, and all applicable rules, regulations, orders, interpretations, licenses and permits of any government entity, including (without limitation) the Federal Aviation Administration, and its regulations. APU: As defined in the Section 1 of the Agreement Business Day: Any day where (i) banks are required to be open in New York, New York other than a Saturday or Sunday, and (ii) the FAA registry is open and accepting documents for filing and recordation in the ordinary course of business Buyer: As defined in the introduction to the Agreement Cape Town Convention: The Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, both signed in Cape Town, South Africa on November 16, 2001, together with the Regulations for the International Registry and the International Registry Procedures, and all other rules, amendments, supplements, and revisions thereto Closing Date: As defined in the Section 4 of the Agreement Closing: As defined in the Section 4 of the Agreement Delivery Location: As defined in the Section 3 of the Agreement Delivery Receipt: As identified in the Section 4(b)(iv)(C) of the Agreement Encumbrances: means any encumbrances, leases, security interests, judgments, pledges, claims, escrows, options, rights of first refusal, mortgages, indentures, assignments, preferential rights or similar agreements, commitments, international interests, or prospective international interests of any kind, whether oral or written, including any liens for taxes or for repairs to the Aircraft Engines: As defined in the Section 1 of the Agreement Escrow Agent: Gilchrist Aviation Law FAA: the United States Federal Aviation Administration or any successor agency thereto FAA Bill of Sale: As defined in the Section 4(a)(i)(A) of the Agreement International Registry: The International Registry created under the Cape Town Convention

- 13 - #506663188_v1 Manufacturer: Means, as the content requires, the manufacturer of the Airframe, the APU or the Engines Purchase Price: As defined in the Section 2 of the Agreement Seller Taxes: As defined in the Section 7 of the Agreement Seller: As defined in the introduction to the Agreement Transaction Documents: As defined in the Section 5(a) of the Agreement Warranty Bill of Sale: As defined in the Section 4(a)(i)(B) of the Agreement

- 14 - #506663188_v1 APPENDIX B WARRANTY BILL OF SALE KNOW ALL MEN BY THESE PRESENTS: Volato, Inc., a Georgia corporation (the “Seller”), for and in consideration of Ten Dollars (US$10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, does hereby grant, bargain, sell, transfer and assign to TVPX Aircraft Solutions Inc., a corporation organized and existing under the laws of the State of Utah, not in its individual capacity but solely as trustee of that certain trust created under the Trust Agreement dated as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2282 Business Trust (“Buyer”), all the legal, equitable and beneficial right, title and interest in and to one IAI LTD. Model GULFSTREAM G280 (described on the International Registry Manufacturer’s List as GULFSTREAM Model IAI Ltd. Gulfstream 280 (G280)) airframe bearing manufacturer’s serial number 2282 and current U.S. registration marking N282GA (to be changed to N280CX) (the “Airframe”), those certain Honeywell Model AS907- 2-1G (described on the International Registry Manufacturer’s List as HONEYWELL Model AS907 Series) engines bearing manufacturer’s serial numbers P130689 and P130690, respectively (collectively, the “Engines”), that certain Honeywell Model GTCP36-150W auxiliary power unit bearing manufacturer’s serial number P-392 (the “APU”), together with all avionics, appliances, parts, instruments, appurtenances, accessories, furnishings, spare parts or other equipment or property installed on, attached to, or used in connection therewith and all records and log books relating thereto (collectively, the “Aircraft”). TO HAVE AND TO HOLD said Aircraft unto the Buyer, its successors and assigns, for its and their own use forever. The Seller hereby warrants to Buyer and its successors and assigns that it is the lawful owner of said Aircraft; that there is hereby vested in the Buyer the full legal, equitable and beneficial right, title and interest in and to and good and marketable title to the Aircraft free and clear of all mortgages, leases, security interests, judgments, pledges, liens, claims, charges, escrows, options, rights of first refusal, indentures, assignments, preferential rights or other agreements, commitments, understandings or obligations of any; and that Seller warrants and shall defend such title to the Aircraft against the claims and demands of all persons whomsoever and shall indemnify and hold Buyer, its successors and assigns harmless against the claims and demands of all persons whomsoever. This Warranty Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York without regard to its principles of the conflict of laws (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws). {Signature Page Follows}

- 15 - #506663188_v1 IN WITNESS WHEREOF, the Seller has caused this Warranty Bill of Sale to be executed by its duly authorized representative effective as of the 9th day of August, 2024. VOLATO, INC., a Georgia corporation By:_______________________________ Name: Matt Liotta Title: Chief Executive Officer

- 16 - #506663188_v1 APPENDIX C DELIVERY RECEIPT The undersigned, a duly authorized representative of TVPX AIRCRAFT SOLUTIONS, INC., not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2282 Business Trust (“Buyer”), under that certain Aircraft Purchase and Sale Agreement dated effective August 9, 2024 (the “Sale Agreement,” capitalized terms used but not otherwise defined herein having the meaning ascribed to them in the Sale Agreement) by and between Buyer and Volato, Inc., a Georgia corporation (the “Seller”), hereby acknowledges that the following described Aircraft, together with all equipment installed thereon, was this day delivered in accordance with the provisions of the Sale Agreement: 1. AIRCRAFT: One IAI LTD. Model GULFSTREAM G280 (described on the International Registry Manufacturer’s List as GULFSTREAM Model IAI Ltd. Gulfstream 280 (G280)) airframe bearing manufacturer’s serial number 2282 and current U.S. registration marking N282GA (to be changed to N280CX) (the “Airframe”), those certain Honeywell Model AS907-2-1G (described on the International Registry Manufacturer’s List as HONEYWELL Model AS907 Series) engines bearing manufacturer’s serial numbers P130689 and P130690, respectively (collectively, the “Engines”), that certain Honeywell Model GTCP36-150W auxiliary power unit bearing manufacturer’s serial number P-392 (the “APU”). 2. DELIVERED AT: Charleston, South Carolina 3. DATE: August 9, 2024 4. TIME: ______________ a.m./p.m. EST 5. ENGINE HOURS/CYCLES: MSN P130689: HOURS:________ CYCLES:_________ MSN P130690: HOURS:________ CYCLES:_________ 6. AIRFRAME HOURS:___________ AIRFRAME CYCLES:__________ TVPX AIRCRAFT SOLUTIONS, INC., not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of August 1, 2024 and known as the TVPX 2024 G280 MSN 2282 Business Trust By:_________________________________ Name:______________________________ Title:_______________________________